SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

    [X] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [_] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      SELIGMAN QUALITY MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              [INSERT NAME]
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Special Meeting of Stockholders
                        to be held on February 15, 2007

To the Stockholders:

   A Special Meeting of Stockholders (the "Meeting") of Seligman Quality Municipal Fund, Inc., a Maryland corporation (the "Fund"), will be held at 10:00 a.m., on February 15, 2007 at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, 8th Floor, New York, New York 10152, for the following purposes:

   (1) To consider and act upon a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Complete Liquidation and Dissolution (the "Plan") adopted by the Board of Directors of the Fund, providing for, among other things, (a) the orderly sale of all of the assets of the Fund, (b) the distribution of cash from the net proceeds from such sale of assets to the stockholders in accordance with the Plan in complete liquidation of their interests in the Fund and (c) the dissolution of the Fund's existence under Maryland law and the deregistration of the Fund under the Investment Company Act of 1940 (the "Proposal"); and

   (2) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

   all as more particularly set forth in the Proxy Statement accompanying this Notice.

   The close of business on January 17, 2007, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

   Only directors, officers, employees and agents of the Fund and holders of the Fund's stock as of the record date for the Meeting and their duly authorized proxies are entitled to attend the Meeting. You will need to provide proof of ownership of the Fund's stock or, if your shares are held in street name, a proxy from the street name holder to enter the Meeting.

                         YOUR VOTE IS VERY IMPORTANT.

   If you have any questions or need additional information, please contact Georgeson Inc., the Fund's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-866-482-5164.

                                                  By order of the Board of
                                                  Directors,

                                                  /s/ Frank J. Nasta
                                                  -----------------------------
                                                  Frank J. Nasta
                                                  Secretary

Dated: New York, New York, [.], 2007

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

You may authorize your proxy by telephone or Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the
      United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone or Internet, or by mailing the enclosed Proxy Card promptly.

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
        Special Meeting of Stockholders to be held on February 15, 2007

   This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Quality Municipal Fund, Inc., a Maryland corporation (the "Fund"), to be used at a Meeting of Stockholders of the Fund (the "Meeting") to be held in New York, New York on February 15, 2007. It is expected that the Notice of Meeting, this Proxy Statement and the form of Proxy will first be mailed to stockholders on or about January [.], 2007.

   If you properly authorize your proxy by telephone or Internet or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof, in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast
(i) FOR the approval of the liquidation and dissolution of the Fund, as set forth in the Plan of Complete Liquidation and Dissolution, attached hereto as Appendix A (the "Plan"), adopted by the Board ("the Proposal") and (ii) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment or postponement of the Meeting, including, without limitation, in the event that sufficient votes in favor of any proposal are not received, in the discretion of the proxy holder.

   If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Fund (Attention: Secretary) by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you submit your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, or by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your votes in person. Attending the Meeting will not by itself automatically revoke any previously delivered proxy.

   The close of business on January 17, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On that date, the Fund had outstanding 672 shares of municipal auction rate cumulative preferred stock, series TH (the "Preferred Shares"), and [.] shares of common stock, par value $0.01 per share (the "Common Shares" and together with the Preferred Shares, the "Shares"), with the holders of each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the Proposal, abstentions and broker non-votes, will have the effect of a vote cast against the Proposal.

   The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of any Board proposal are not received and tabulated prior to the time the Meeting is called to order, the persons named as proxies may propose and vote for one or more adjournments or postponements of the Meeting, with no notice other than an announcement at the Meeting, if a quorum is not present or, if a quorum is present, before calling for a vote on such Board proposal, and further solicitation may be made. The proxies given by stockholders indicating a vote against or inconsistent with a Board proposal will be voted against adjournment of the Meeting in respect of that proposal.

   The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's stockholder service agent is Seligman Data Corp. ("SDC"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any stockholder upon request to SDC at 1-800-221-2450. The Fund's reports are also available on the EDGAR Database on the SEC's internet site: http://www.sec.gov.

   If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                                 THE PROPOSAL

Background Information Concerning the Fund

   The Fund was organized in 1991 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund's investment objective is to seek to provide a high level of current income exempt from federal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. The Fund invests only in investment-grade tax-exempt municipal bonds.

Background of the Proposal

   On October 18, 2006, the Fund entered into an agreement pursuant to which it settled a proxy contest with Bulldog Investors General Partnership, Karpus Management, Inc. and Phillip Goldstein (collectively, the "Group") relating to the Fund's 2006 annual meeting of stockholders. As a result of the agreement, the Group agreed to cease its proxy contest and to refrain from holding an alternative meeting of the Fund's stockholders to vote on its purported nominees for Director and the various other proposals in its proxy statement dated September 25, 2006. The Fund agreed that if at the 2006 annual meeting more votes were cast in favor of the Group's open-ending proposal than against, it would hold a meeting of stockholders in early 2007 and would include on the agenda for that meeting either a resolution authorizing the open-ending of the Fund or a resolution authorizing the liquidation of the Fund. The Group's proposal was not presented at the Fund's annual meeting and therefore was not voted upon. However, management of the Fund determined to recommend to the Fund's Board of Directors that the Fund hold a meeting of stockholders in the first quarter of 2007 and that a resolution authorizing the liquidation of the Fund be on the agenda for such meeting.

Board Considerations

   On December 15, 2006, the Board met with the Manager to discuss the Proposal and possible alternatives, including open-ending.

   The Directors considered, among other things, a report from the Fund's proxy solicitor indicating that, had the Group's open-ending proposal been presented to the 2006 annual meeting, it would have passed by a significant majority and the Manager's view that it would not be in the Fund's best interests to seek to operate as an open-end fund or to be acquired by an open-end Fund.

   The Directors noted that if the Fund were to convert to an open-end form it would be required to redeem the Preferred Shares, which would reduce its net assets by approximately $33,600,000. The Directors further noted that after conversion the Fund would likely suffer very high redemptions because a significant percentage of its Common Shares are currently held by persons that are likely to redeem their shares at the earliest opportunity. The Manager pointed out that given the Fund's size, the effect of large redemptions would be a much higher expense ratio borne by the remaining stockholders as costs that are relatively fixed are spread over a much smaller and shrinking asset base. The Manager further noted that even if the Fund were to seek to implement a Rule 12b-1 plan (which would further increase expenses and which cannot be done without stockholder approval) to provide funds to support distribution of the Fund's shares, the Manager did not believe that the Fund would be successful in distributing its shares in light of its relatively small size and relatively high expenses (which would be exacerbated by the expected large scale redemptions) and the very large number of competing funds, including another fund managed by the Manager. On the other hand, liquidation would result in all stockholders being treated equally.

   The Manager further advised that it did not believe the Fund would be an attractive acquisition candidate to another fund, including the open-end national municipal bond fund managed by the Manager, because of the nature of its stockholder base and its size after redemption of the preferred shares.

   The Directors also reviewed and discussed the terms of the Plan and the independent directors consulted with their independent counsel concerning the Proposal. The Board considered the disadvantages of the Proposal, including the fact that liquidation will involve expenses, including tax costs, which would not be borne if the Fund continued in its present form. Further, upon completion of the liquidation, stockholders will no longer realize the financial benefits of continued ownership of the Fund's portfolio assets, including participation in earnings and potential appreciation of asset values. Finally, stockholders may, depending on their tax basis in the Common Shares, realize a taxable gain as a result of the liquidation.

   After consideration and discussion of the advantages and disadvantages of the Proposal and the alternatives and other factors, the Board determined that liquidation and dissolution of the Fund would be in the best interests of the Fund and its stockholders under the circumstances. Accordingly, on December 15, 2006, the Board unanimously approved the Proposal and the Plan of Complete Liquidation and Dissolution, which is attached hereto as Appendix A, and recommended it to stockholders for their approval.

   The Plan provides for the complete liquidation of all of the assets of the Fund, the payment by the Fund of all known obligations, including the expenses of the liquidation, and the payments to stockholders of one or more liquidating distributions representing the remaining assets of the Fund. If the Plan is approved at the Meeting by the affirmative vote of the majority of the Fund's outstanding Shares, the Manager will cause the Fund to liquidate its assets in an orderly way at market prices and on such terms and conditions as the Manager shall determine to be reasonable and in the best interests of the Fund and its stockholders. Before commencing the liquidation of the Fund, the Fund will redeem any outstanding Preferred Shares at a redemption price of $50,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. The description of the Plan in this Proxy Statement is qualified in its entirety by reference to Appendix A.

          A. Approval of the Liquidation and Dissolution of the Fund

Summary of Plan of Complete Liquidation and Dissolution

   The Board of Directors of the Fund is submitting for stockholder approval a proposal to liquidate and dissolve the Fund in accordance with the Plan attached as Appendix A. Stockholder approval of this Proposal is required by Maryland law and by the Fund's Articles of Incorporation and Bylaws. The Plan provides for the liquidation of all assets of the Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Fund, the distribution of the remaining net assets to stockholders, and the dissolution of the Fund. The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Appendix A. Stockholders are urged to read the Plan in its entirety.

   The Plan is a Plan of Complete Liquidation and Dissolution in accordance with the Maryland General Corporation Law and the Internal Revenue Code of 1986, as amended (the "Code"). The Plan will become effective on the first business day following the redemption date of the Preferred Shares, which redemption date is expected to be the first Friday that is a business day and that is at least two business days following the date of the approval of the Proposal by the affirmative vote of the majority of the Fund's outstanding Shares (the "Effective Date"). (Plan, Section [1]). For example, if stockholders approve the Plan on February 15, 2007, the Effective Date is expected to be February 26, 2007. If the Proposal is not approved by May 18, 2007 (120 days after the original Record Date), the Board will consider alternatives available at that time, including other courses of action previously considered by the Manager and the Board and resubmission of the Proposal to another vote of stockholders.

   After the Effective Date, the Fund will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities (as provided in the Plan), and distributing its remaining assets to stockholders in accordance with the Plan. (Plan, Section [2]).

   The Fund will bear the costs associated with the liquidation of the Fund.

   As of [.], the net asset value per share ("NAV") attributable to a Common Share of the Fund was $[.], and the price per share of the last reported trade of the Fund's shares on the New York Stock Exchange (the "NYSE") on the same date was $[.]. The market price and the NAV of the Fund's shares may increase or decrease prior to the distributions of the assets to the Fund's stockholders. Stockholders are urged to obtain current market quotations for the Fund's shares.

Closing of Books and Restriction on Transfer of Shares

   The proportionate interests of holders of Common Shares in the assets of the Fund will be fixed on the basis of their respective share holdings on the Effective Date or on such later date as may be determined by the Board (the later of such dates, the "Determination Date"). On the Determination Date, the books of the Fund will be closed except to the extent necessary to complete the transactions contemplated by the Plan. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates or otherwise. (Plan, Section [3]).

Expenses of Liquidation and Dissolution

   The Fund will bear all of the expenses incurred by it in carrying out the Plan. Initially, such expenses are estimated to be approximately $[.]. This figure does not include certain on-going expenses that cannot be estimated at this time, including transaction costs related to the disposition of the Fund's securities.

Liquidation Distributions

   If the Proposal is adopted by the Fund's stockholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all of the Fund's known expenses, charges, liabilities and other obligations, including those expenses incurred in connection with the liquidation, the Fund will pay an initial distribution to its holders of Common Shares which is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the initial distribution date, and (b) liabilities as the Board or the officers of the Fund shall reasonably deem to exist against the assets of the Fund on the Fund's books. Thereafter, one or more further distributions may be made to holders of Common Shares (together with the initial distribution, the "Liquidation Distributions"). (Plan, Section [6])

   At present, the dates on which the Fund will pay Liquidation Distributions to its stockholders are uncertain, but it is anticipated that if the Plan is adopted by the stockholders at the Meeting on February 15, 2007, an initial Liquidation Distribution would occur in March 2007, with one or more Liquidation Distributions possibly to be paid thereafter. There can be no assurance, however, that the Liquidation Distributions can be made by these dates.

Amendment or Abandonment of the Plan

   The Plan provides that the Board has the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms of the Liquidating Distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to stockholders in accordance with the purposes to be accomplished by the Plan. In addition, the Board may abandon the Plan without stockholder approval at any time prior to the date of the final Liquidating Distribution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders. (Plan, Section [10]).

Distribution Amount

   The Fund's net asset value attributable to a Common Share on [.] was $[.]. At such date, the Fund had [.] Common Shares outstanding. Accordingly, on [.], the NAV attributable to a Common Share of the Fund was $[.]. The Fund's NAV as of such date is not necessarily indicative of the amount that will be received upon liquidation. Valuations may change before an asset is actually sold. Further, assets may be sold at prices higher or lower than their fair values. Sales at prices below current valuation and write-offs will reduce the amounts distributed to stockholders of the Fund upon liquidation. The assets of the Fund will be reduced by the amount of the redemption to be paid by the Fund with respect to the Preferred Shares, which is estimated to be approximately $33,600,000. The Manager intends to liquidate the Fund's assets on such terms and conditions as the Manager shall deem to be reasonable.

   The amounts to be distributed to holders of Common Shares will be further reduced by any remaining expenses of the Fund. These will include expenses in connection with this solicitation, liquidation and portfolio transaction costs, the management fee, any costs incurred in resolving any claims that may arise against the Fund, and certain other ongoing expenses, such as costs in connection with the Fund's audits and the costs of providing reports to stockholders. As discussed above, the initial expenses of carrying out the Plan are estimated to be approximately [.]. Actual liquidation expenses and portfolio transaction costs may vary from these estimates. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to stockholders.

United States Tax Considerations

   The following is a general summary of the material United States federal income tax consequences of the Plan. This discussion does not apply to you if you are not a U.S. Stockholder (as defined below), or if you are a member of a special class of holders subject to special rules, such as a person who holds shares in the Fund other than as a capital asset for tax purposes, a dealer in securities, a trader in securities that elects to use a mark-to-market method of accounting for securities holdings, a tax-exempt organization, a life insurance company, a person liable for alternative minimum tax, a person that actually or constructively owns 10% or more of the voting stock of the Fund, a person that holds shares in the Fund as part of a straddle or a hedging or conversion transaction, or a person whose functional currency is not the U.S. dollar. A "U.S. Stockholder" is defined, for purposes of this discussion, as a citizen or resident of the United States, a domestic corporation, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust.

   While this summary addresses the material United States federal income tax consequences of the Plan, neither state, foreign nor local tax consequences of the Plan are discussed. U.S. Stockholders should consult with their own tax advisers for advice regarding the United States federal, state, local and other tax consequences of the Plan with respect to their particular situation.

   Because the Fund expects to retain its qualification as a regulated investment company ("RIC") under the Code during the liquidation period and completely distribute any ordinary income and any net capital gains, it does not expect to be taxed at the Fund level. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes that could, potentially, reduce the amount of any distribution in connection with the Plan (a "Liquidating Distribution").

   In general, the amount of any Liquidating Distribution received by a U.S. Stockholder should be treated for federal income tax purposes as a payment in exchange for a U.S. Stockholder's shares in the Fund. A U.S. Stockholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of cash and the fair market value of any property received and the U.S. Stockholder's tax basis in its Fund shares. Where more than one Liquidating Distribution is made, each distribution is generally first applied to reduce the adjusted tax basis of each Fund share owned. Gain with respect to a particular "block" of your shares in the Fund should be recognized in years only after the adjusted tax basis of that block has been completely recovered. A U.S. Stockholder will generally not be entitled to claim any loss in respect of the liquidation and dissolution until the year in which a final Liquidating Distribution is made. Any such gain or loss will be a capital gain or capital loss if the U.S. Stockholder holds its shares as capital assets. In such event, any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the Fund's shares were held for more than one year by the U.S. Stockholder at the time of the exchange. Under current law, long-term capital gains of non-corporate U.S. Stockholders that are recognized in taxable years beginning before January 1, 2011 are generally taxed at a maximum rate of 15%. The deductibility of capital losses is subject to limitations.

Voting Requirement To Approve The Proposal

   The Fund's Articles of Incorporation require the affirmative vote of the majority of the Fund's outstanding Shares to approve the Proposal. If the Proposal is not approved, the Board will consider alternatives available at that time, including other courses of action previously considered by the Manager and the Board and resubmission of the Proposal to another vote of stockholders.

Effects Of Adoption Of Plan

   The liquidation of the Fund will result in the sale or other disposition of all of the assets of the Fund according to the Plan, the accumulation of all proceeds from such sale, and the distribution of the proceeds, less payment or other provision for all outstanding liabilities, to all stockholders of the Fund. On the mailing date of the final Liquidating Distribution, all issued and outstanding shares of the Fund shall be deemed to be retired and canceled, and beneficial owners of such shares shall cease to be stockholders with respect to such shares, but will have the right to receive liquidating distributions, without interest. Beneficial owners whose shares are held in "street name" should consult their brokers or other financial intermediaries for information on the timing of receipt of distributions with respect to their respective interests in the Fund.

   In connection with the liquidation and dissolution, the Fund will terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan.

Impact Of The Plan On The Fund's Status Under The 1940 Act

   On or about the Effective Date, the Fund will cease doing business as a registered investment company and, upon completion of the final liquidating distribution, will apply for deregistration under the 1940 Act. It is expected that the Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act. A vote in favor of the Plan will constitute a vote in favor of such a course of action (Plan, Section [3]). Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

Procedure For Dissolution Under The Maryland General Corporation Law

   After the Effective Date, pursuant to the Maryland General Corporation Law and the Fund's Articles of Incorporation and Bylaws, if the Proposal is approved by the stockholders of the Fund, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Department of Assessments and Taxation of the State of Maryland, and will become effective in accordance with the Maryland General Corporation Law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. The Board will be the trustees of the Fund's assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-trustees will be vested in their capacity as trustees with full title to all the assets of the Fund.

Appraisal Rights

   Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Beneficial Ownership of Shares of the Fund and Funds of Complex

   As of [.], 2007 each Director, and the officers listed below, beneficially owned Common Shares of the Fund as follows:

Name of Director/Nominee             Amount and Nature of Beneficial Ownership Percent of Class
------------------------             ----------------------------------------- ----------------
Independent Directors/Nominees
John R. Galvin                                           [.]                          [.]
Frank A. McPherson                                       [.]                          [.]
Betsy S. Michel                                          [.]                          [.]
Leroy C. Richie                                          [.]                          [.]
Robert L. Shafer                                         [.]                          [.]
James N. Whitson                                         [.]                          [.]

Interested Directors/Nominee
William C. Morris/1/                                     [.]                          [.]
Brian T. Zino/2/                                         [.]                          [.]

Named Executive Officers of the Fund
Larry Vogel                                              [.]                          [.]

   As of [.], 2007, all Directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's Common Shares and less than 1% of the Fund's Preferred Shares.

   As of [.], 2007, no person was known by the Fund to beneficially own more than 5% of the Fund's Common Shares except as follows:

                                     Number of Common Shares
   Name of Owner                       Beneficially Owned    Percent of Class
   -------------                     ----------------------- ----------------
   Bulldog Investors-Karpus Group/*/       [1,417,956]            [30.04%]
--------
/1/  Also an Officer of the Fund.
/2/  Also a Named Executive Officer of the Fund.
* Information regarding Group membership and shareholdings was obtained from the Schedule 13D/A filed jointly as a group on July 28, 2006. According to the joint Schedule 13D/A, the members of the Group are: Bulldog Investors and Phillip Goldstein (each at 60 Heritage Drive, Pleasantville, New York 10570); Andrew Dakos (43 Waterford Drive, Montville, New Jersey 07045); and Karpus Investment Management, Jo Ann Van Degriff, George W. Karpus, Karpus Management, Inc., and Urbana Partners L.P. (each at 183 Sullys Trail, Pittsford, New York 14534).

                               B. Other Matters

   The Fund knows of no other matters that may properly, in accordance with its Bylaws, be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the proxyholders will vote in accordance with their discretion on such matters.

   Under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any stockholder proposal that may properly be included in the Fund's Proxy solicitation material for the 2007 Annual Meeting of Stockholders must be received by the Fund no later than May 14, 2007; provided, however, that if the Fund's 2007 Annual Meeting is held more than 30 days from the anniversary of the 2006 Annual Meeting (i.e., more than 30 days before or after October 19, 2007), then stockholder proposals submitted pursuant to Rule 14a-8 must be submitted a reasonable time before the Fund begins to print and mail its proxy materials. Timely notice of stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Fund no earlier than April 14, 2007 and no later than May 14, 2007, to be eligible for presentation at the 2007 Annual Meeting; provided, however, that if the Fund's 2007 Annual Meeting is held more than 30 days from the anniversary of the 2006 Annual Meeting (i.e., more than 30 days from October 19, 2007), then such stockholder proposals must be received by the Fund no earlier than the 150/th/ day prior to the date of such meeting and not later than 5:00 p.m. eastern time, on the later of the 120/th/ day prior to the date of such meeting or no later than the tenth day following the day on which public announcement of the date of such meeting is first made. If the Proposal is approved by the stockholders, the Fund will not hold its 2007 Annual Meeting.

   It is expected that the Plan will be implemented as soon as practicable after the Effective Date and that no future meetings of stockholders will be held. In the event that the Fund is not liquidated, the Fund's Bylaws provide that it is not required to hold an annual meeting in any year in which the election of Directors is not required by the 1940 Act. A stockholder proposal intended to be presented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a stockholder will be included in the proxy statement. Stockholder proposals are subject to certain regulations under federal laws.

                                  C. Expenses

   The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Fund has engaged Georgeson Inc., 17 State St., New York, NY 10004, to assist in soliciting proxies for a fee of up to $6,500 plus expenses.

                                             By order of the Board of Directors,

                                             Secretary

   It is important that your shares be voted promptly. All stockholders, including those who expect to attend the Meeting, are urged to authorize a proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by completing, signing and dating and mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. Only Directors, officers, employees and agents of the Fund and Stockholders and their duly authorized proxies are entitled to attend the Meeting. To be admitted to the Meeting you will need to present proof of ownership of Seligman Quality Municipal Fund, Inc. stock, or if your shares are held in "street name," a proxy from the street name holder.

                                  APPENDIX A

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.
                                 (the "Fund")

                 PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

       WHEREAS, Seligman Quality Municipal Fund, Inc. (the "Fund"), a Maryland corporation is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

       WHEREAS, the Board of Directors of the Fund (the "Board") has approved and determined that this Plan of Complete Liquidation and Dissolution of the Fund (this "Plan") is advisable and in the best interests of the stockholders of the Fund;

       WHEREAS, the Board has directed that this Plan be submitted to the holders of the Fund's municipal auction rate cumulative preferred stock, series TH (the "Preferred Shares"), and shares of common stock, par value $0.01 per share (the "Common Shares") for their approval or rejection at a special meeting of stockholders in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Fund's Articles of Incorporation and has authorized the filing with the Securities and Exchange Commission (the "Commission") and distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting; and

       WHEREAS, upon approval of this Plan by its stockholders, the Fund shall voluntarily dissolve and completely liquidate in accordance with the MGCL and the Internal Revenue Code of 1986, as amended (the "Code"), upon the terms and conditions set forth below;

       NOW, THEREFORE, the Board hereby adopts and sets forth this Plan of Complete Liquidation and Dissolution of the Fund as follows:

    1. Effective Date of Plan. The Plan shall be and become effective (the "Effective Date") on the first business day following the redemption date of the Preferred Shares, which redemption date will be the first date, which is at least two business days following the approval of stockholders referred to below, on which the Preferred Shares may be redeemed in accordance with the Fund's Articles Supplementary regarding the Preferred Shares following the date of the approval of the Proposal by the affirmative vote of the majority of the Fund's outstanding voting securities at a duly called meeting of the stockholders at which a quorum is present.

    2. Cessation of Business. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 5 herein, and distributing its remaining assets to the stockholders in accordance with this Plan.

    3. Fixing of Interests and Closing of Books. The proportionate interests of holders of Common Shares in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date or on such later date as may be determined by the Board (the "Determination Date"). On the Determination Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan can not be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates.

    4. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, if any, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the stockholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL").

    5. Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as is reasonable and practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 6 below.

    6. Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all the outstanding shares of stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any
       (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. Each subsequent distribution, if any (each a "Distribution" and, together with the First Distribution and all other Distributions, the "Liquidating Distribution"), will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income to the Fund. The Board, or a duly authorized committee thereof, will set the record date and payment date for the First Distribution and each subsequent Distribution. Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to such holder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. All stockholders receiving a Distribution will receive information concerning the sources of such distribution.

       On the mailing date of the final Liquidating Distribution, all issued and outstanding shares of the Fund shall be deemed to be retired and canceled, and beneficial owners of such shares shall cease to be stockholders with respect to such shares, but will have the right to receive liquidating distributions, without interest.

    7. Expenses of the Liquidation and Dissolution of the Fund. The Fund shall bear all of the expenses incurred in carrying out this Plan.

    8. Deregistration as an Investment Company. Upon completion of the Liquidating Distribution, the Fund shall file with the Securities and Exchange Commission an application for an order declaring that the Fund has ceased to be an investment company.

    9. Dissolution. Pursuant to the MGCL and after the Effective Date, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation.

    10.Additional Actions; Amendments. Without limiting the power of the Board under Maryland law and the Fund's charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Maryland law, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the NYSE. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing the Liquidating Distribution) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to stockholders in accordance with the purposes to be accomplished by the Plan. The Board may abandon this Plan at any time prior to the date of the date the final Liquidating Distribution is mailed, if the Board determines that abandonment would be advisable and in the best interests of the Fund and its Stockholders.

                          SELIGMAN QUALITY MUNICIPAL
                                  FUND, INC.
                                  Managed by

                              [LOGO APPEARS HERE]

                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                               SELIGMAN QUALITY
                             MUNICIPAL FUND, INC.

                           Notice of Special Meeting
                                of Stockholders
                                      and
                                Proxy Statement

Time:  February 15, 2007
       10:00 A.M.

Place: [Offices of Sullivan & Cromwell LLP
       375 Park Avenue, 8th Floor
       New York, New York 10152]

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

                            YOUR VOTE IS IMPORTANT

 Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY            SELIGMAN QUALITY MUNICIPAL FUND, INC.             COMMON STOCK
                  100 Park Avenue, New York, NY 10017

The undersigned Stockholder of Seligman Quality Municipal Fund, Inc., a Maryland corporation, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC., to be held at [.] A.M. on [.], at [.] (the "Meeting"), and hereby appoints [WILLIAM C. MORRIS], [FRANK J. NASTA] and [PAUL B. GOUCHER] (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the Proposal to liquidate the Fund. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof) including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, date and sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

                              TO CAST YOUR VOTES

       TELEPHONE                   INTERNET                     MAIL
       ---------          --------------------------- ------------------------
This method is available  Visit the Internet          Simply complete, sign
for residents of the      website at                  and date your proxy card
U.S. and Canada. On a     http://proxy.georgeson.com. and return it in the
touch tone telephone,     Enter the COMPANY NUMBER    postage-paid envelope.
call TOLL FREE [.], 24    and CONTROL NUMBER shown    If you are using
hours a day, 7 days a     below and follow the        telephone or the
week. You will be asked   instructions on your        Internet, please do not
to enter ONLY the         screen. You will incur      mail your proxy card.
CONTROL NUMBER shown      only your usual Internet
below. Have your          charges. Available until
instruction card ready,   12:00 midnight New York
then follow the           City time on [.], 2006.
prerecorded
instructions. Your
instructions will be
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on [.].

This method may also be
available by telephone
through the Fund's proxy
solicitor.

                       COMPANY NUMBER     CONTROL NUMBER

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the Proposal, as more fully described in the accompanying Proxy Statement.

1. Approval of the liquidation and dissolution of       FOR   AGAINST   ABSTAIN
   the fund in accordance with the plan of complete     [ ]     [ ]       [ ]
   liquidation and dissolution of the fund attached to the proxy statement as Appendix A.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received, in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:    ________________, 2007


---------------------------------
Signature

---------------------------------
Additional Signature (if held jointly)

                            YOUR VOTE IS IMPORTANT

 Please mark, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY          SELIGMAN QUALITY MUNICIPAL FUND, INC.            PREFERRED STOCK
                100 Park Avenue, New York, NY 10017

The undersigned Stockholder of Seligman Quality Municipal Fund, Inc., a Maryland corporation, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC., to be held at [.] A.M. on [.], at [.] (the "Meeting"), and hereby appoints [WILLIAM C. MORRIS], [FRANK J. NASTA] and [PAUL B. GOUCHER] (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the Proposal to liquidate the Fund. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof) including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, date and sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

                              TO CAST YOUR VOTES

TELEPHONE                          INTERNET                     MAIL
---------                 --------------------------- ------------------------
This method is available  Visit the Internet          Simply mark, sign and
for residents of the      website at                  date your proxy card and
U.S. and Canada. On a     http://proxy.georgeson.com. return it in the
touch tone telephone,     Enter the COMPANY NUMBER    postage-paid envelope.
call TOLL FREE [.], 24    and CONTROL NUMBER shown    If you are using
hours a day, 7 days a     below and follow the        telephone or the
week. You will be asked   instructions on your        Internet, please do not
to enter ONLY the         screen. You will incur      mail your proxy card.
CONTROL NUMBER shown      only your usual Internet
below. Have your          charges. Available until
instruction card ready,   12:00 midnight New York
then follow the           City time on [.].
prerecorded
instructions. Your
instructions will be
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on [.].

This method may also be
available by telephone
through the Fund's proxy
solicitor.

                   COMPANY NUMBER            CONTROL NUMBER

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the Proposal, as more fully described in the accompanying Proxy Statement.

1. Approval of the liquidation and dissolution of       FOR   AGAINST   ABSTAIN
   the fund in accordance with the plan of complete     [ ]     [ ]       [ ]
   liquidation and dissolution of the fund attached to the proxy statement as Appendix A.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including but not limited to, proposing and/or voting on adjournment or postponement of the Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as director are not received, in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:    ________________, 2007


---------------------------------
Signature


---------------------------------
Additional Signature (if held jointly)